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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 25, 2005

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM 8.01  OTHER EVENTS

     On January 25, 2005, the Registrant issued a press release regarding plans for 2005. Such press release is attached as an exhibit hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
-------     -----------

  99.1      Press Release.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2005             CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                    By: /s/ Sun Li
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                                        Sun Li
                                        Its: Chief Executive Officer